UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 08, 2008 (Date of earliest event reported)
MERIX CORPORATION (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	1-33752 (Commission File Number)	931135197 (IRS Employer Identification Number)

15725 SW GREYSTONE COURT, SUITE 200 BEAVERTON, OREGON (Address of principal executive offices)		97006 (Zip Code)
503-716-3700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 8, 2008, Merix Corporation issued a press release announcing its preliminary financial results for the first quarter of fiscal 2009 ended August 30, 2008. The press release is attached as exhibit 99.1 to this Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of MERIX CORPORATION dated October 08, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 08, 2008	MERIX CORPORATION By: /s/ Kelly E. Lang Kelly E. Lang Executive Vice President, Finance and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of MERIX CORPORATION dated October 08, 2008